UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HANMI FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Hanmi Financial Corporation TM Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 10, 2020, for Hanmi Financial Corporation This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/HAFC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this years annual meeting, please make this request on or before May 31, 2020. For a Convenient Way to VIEW Proxy Materials - and - VOTE Online go to: www.proxydocs.com/HAFC Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/HAFC TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Company Notice of Annual Meeting Hanmi Financial Corporation TM Date: Wednesday, June 10, 2020 Time: 10:30 a.m. (PDT) Place: Oxford Palace Hotel located at 745 S. Oxford Ave., Los Angeles, California The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote FOR the following. 1. Election of Directors Nominees 1a. John J. Ahn 1c. Christie K. Chu1e. Scott R. Diehl1g. David L. Rosenblum1i. Michael M. Yang 1b. Kiho Choi1d. Harry H. Chung1f. Bonita I. Lee1h. Thomas J. Williams The Board of Directors recommends you vote FOR Proposals 2 and 3. 2. To provide a non-binding advisory vote to approve the compensation of our Named Executive Officers (Say-On-Pay vote). 3. To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial Corporation or its Board of Directors at the Annual Meeting.